UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

NEBULA ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-222137	82-3008583
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Four Embarcadero Center, Suite 2350 San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 618-7161

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEBU	The NASDAQ Stock Market LLC
Warrants to purchase one share of Common Stock	NEBU.W	The NASDAQ Stock Market LLC
Units, each consisting of one share of Common Stock and one third of one Warrant	NEBU.U	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2019, the board of directors of Nebula Acquisition Corporation (the “Company”) appointed Rufina Adams as a Class III director of the Company, effective immediately.

 Mrs. Adams has been the Company’s Chief Financial Officer since inception. She has been serving as Chief Financial Officer of True Wind Capital Management L.P., an affiliate of the Company’s sponsor (“True Wind Capital”), where she has the responsibility for all financial and regulatory reporting matters, in addition to the firm’s compliance and cybersecurity initiatives. She joined True Wind Capital as Controller in 2015. Prior to joining True Wind Capital, Mrs. Adams was the Controller at Discovery Digital Networks, or DDN, a multi-channel Internet television and digital cable network, where she managed the accounting department and its successful integration following its acquisition by Discovery Communications (NASDAQ:DISCA), a mass-media company, in 2012. In addition, Mrs. Adams handled the integration of accounting and operations for DDN’s early acquisitions. Prior to joining DDN in 2008, Mrs. Adams was a Senior Investment Accountant for The Blackstone Group (NYSE:BX), a private equity and asset manager from 2007 to 2008, in New York where she gained experience in private equity accounting and investor relations. Prior to joining the Blackstone Group, she was an Audit Senior for Deloitte and Touche in San Jose, CA from 2004 to 2006. Ms. Adams holds a B.S. in Accounting from Santa Clara University and is an inactive licensed CPA in the state of New York.

Mrs. Adams has not and will not receive any compensation as a director or executive officer of the Company other than reimbursement of out-of-pocket expenses incurred in connection with efforts related to the Company’s initial business combination. There is no arrangement or understanding between Mrs. Adams and any other person pursuant to which she was selected as a director of the Company. Additionally, there is no family relationship between any director or executive officer of the Company and Mrs. Adams. There are no transactions to which the Company is or was a participant and in which Mrs. Adams has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2019

NEBULA ACQUISITION CORPORATION

By:	/s/ Adam H. Clammer
Name: Adam H. Clammer
Title: Co-Chief Executive Officer